UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:      March 16, 2009
(Date of earliest event reported)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	IRS Employer Identification No.

1-3016	WISCONSIN PUBLIC SERVICE CORPORATION (A Wisconsin Corporation) 700 North Adams Street P. O. Box 19001 Green Bay, WI 54307-9001 (800) 450-7260	39-0715160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective March 16, 2009, the Wisconsin Public Service Corporation Board of Directors approved an amendment of its By-laws to reduce the number of directors from eight to six.

Item 9.01	Financial Statements and Exhibits.

	(a)	Not applicable.

	(b)	Not applicable.

	(c)	Not applicable.

	(d)	Exhibits. The following exhibits are being filed herewith:

		(3.1)	Amendments to the By-laws of Wisconsin Public Service Corporation effective March 16, 2009

		(3.2)	Wisconsin Public Service Corporation By-laws as in effect at March 16, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISCONSIN PUBLIC SERVICE CORPORATION By: /s/ Barth J. Wolf Barth J. Wolf Secretary

Date: March 19, 2009

WISCONSIN PUBLIC SERVICE CORPORATION

Exhibit Index to Form 8-K
Dated March 16, 2009

Exhibit Number

(3.1)	Amendments to the By-laws of Wisconsin Public Service Corporation effective March 16, 2009

(3.2)	Wisconsin Public Service Corporation By-laws as in effect at March 16, 2009